VESSELS	6 Months Ended
Jun. 30, 2022
VESSELS [Abstract]
VESSELS
5. VESSELS

Vessels, net, consist of the carrying value of 20 and 21 vessels as of June 30, 2022, and December 31, 2021, respectively. Vessels includes capitalized drydocking costs.

As of December 31, 2021, the Company had one vessel classified as Held for Sale and this vessel was sold in April 2022, after recording an impairment charge of $0.3 million related to a change in fair value prior to its disposal. In the six-month period ending June 30, 2022, the Company has disposed of further two vessels built in 2002 and the Company has recorded accumulated losses related to these vessels disposals of $0.8 million.

As of June 30, 2022, one vessel built in 2002 has been presented as Vessels Held for Sale. The vessel was delivered to its new owners on July 15, 2022. The disposal of this vessel is expected to result in a minor gain that will be recorded in the third quarter of 2022.

The Company has taken delivery of two newbuildings from Samsung shipyard in May and June 2022.

The vessels held and used by the Company are reviewed for potential impairment whenever events or changes in circumstances indicate that the carrying amount of a particular vessel may not reflect its recoverable amount. If impairment indicators are present, the Company compares the estimate of the undiscounted cash flows expected to be generated by the assets to its carrying value when determining whether the assets are recoverable.

All figures in USD ‘000	June 30, 2022	December 31, 2021
Vessels and Drydocking Cost	1,231,782	1,324,195
Less Accumulated Depreciation	(444,142)	(557,527)
Less Accumulated Impairment Loss on Vessels	(26,654)	(51,405)
Net Book Value Vessels	760,986	715,263
Vessels Held for Sale	14,783	14,960